Form GSOP S5 PIN (01 05)

STATE OF CALIFORNIA
DEPARTMENT OF GENERAL SERVICES -- PROCUREMENT DIVISION

Invitation For Bid

DUE DATE 5-29/15	Responses must be delivered to the Procurement Division before 2:00 PM on the Due Date			
SUPPLIER NAME AND ADDRESS	**SOLICITATION NO.**	**REV.**	**DATE**	**PAGE**
Envision Solar International Inc. 9270 Trade Place San Diego, CA 92126	IFB DGS 1502-018		5/21/15	1 of 12
	___ % CASH DISCOUNT FOR PAYMENT WITHIN ___ DAYS SEE REQUIRED PAYMENT DATE OF THE GENERAL PROVISIONS PARAGRAPH 30.	SHIP TO: As Specified		ARE YOU CLAIMING PREFERENCE AS A CALIFORNIA CERTIFIED SMALL BUSINESS? YES ☐ NO ☐ IF YES, MANUFACTURER? YES ☐ NO ☐ ARE YOU A NON-SMALL BUSINESS CLAIMING AT LEAST 25% SMALL BUSINESS SUB PREFERENCE? YES ☐ NO ☐
SUPPLIER CONTACT: NAME (PRINT) David Nicholas Greenfader TITLE SVP Business Development	RETURN TO: **DGS/PROCUREMENT DIVISION** **Attn: Bid Room** (IFB # 1503-0158) **707 3rd Street, 2nd Floor** West Sacramento, CA 95605			FOR FURTHER INFORMATION, CONTACT: BUYER: Leanne Nguyen PHONE: **(916) 375-4848** EMAIL: Leanne.nguyen@dgs.ca.gov
SIGNATURE [signature] DATE 5.22.15 PHONE 310.961.4669 866.746.0514 EMAIL david.greenfader@envisionsolar.com FEDERAL EMPLOYER IDENTIFICATION NUMBER 26-1342810	SECTION 14835 ET SEQ. OF THE CALIFORNIA GOVERNMENT CODE REQUIRES THAT A 5% PREFERENCE BE GIVEN TO BIDDERS WHO QUALIFY AS A SMALL BUSINESS OR BIDDERS WHO QUALIFY AS A NON-SMALL BUSINESS CLAIMING AT LEAST 25% CALIFORNIA CERTIFIED SMALL BUSINESS PARTICIPATION. FOR REQUIREMENTS SEE TITLE 2, CALIFORNIA CODE OF REGULATIONS, SECTION 1896, ET SEQ. THE REQUIREMENTS FOR NONPROFIT VETERAN SERVICE AGENCIES QUALIFYING AS A SMALL BUSINESS ARE CONTAINED IN SECTION 999.50 ET SEQ. OF THE MILITARY AND VETERANS CODE			

Bidder offers and agrees if this response is accepted within 45 calendar days from the date of opening to furnish all of the items upon which prices are quoted, at the prices set opposite each item, delivered at the designated point(s) by the method of delivery and within the times specified above and subject to the attached General Provisions. DECLARATIONS UNDER PENALTY OF PERJURY: By signing above, with inclusion of the date of signature, the above signed bidder DECLARES UNDER PENALTY OF PERJURY under the laws of the State of California as follows: (1) (STATEMENT OF COMPLIANCE). The above signed has complied with the non-discrimination program requirements of Government Code 12990 and Title 2, California Administrative Code Section 8103, and such declaration is true and correct. (2) the National Labor Relations Board declaration set forth in Paragraph 43 of the General Provisions is true and correct. (3) If a claim is made for the small business preference, the information set forth within is true and correct.

(61-16) PD Reference Only

Mobile Solar Panel Electric Vehicle Charger

1. **SCOPE**

This solicitation covers the estimated one (1) year requirements of the State of California for MOBILE SOLAR PANEL ELECTRIC VEHICLE CHARGER. The contract resulting from this solicitation will be for all State of California Departments and available for use by participating local agencies.

The term of the contract resulting from this solicitation will be for one year. The contract will contain two (2) extension option(s) for one (1) year(s) or portion thereof. If a mutual agreement for a contract extension cannot be met, the contract may be terminated at the end of the current contract term and/or contract extension(s).

The contract will include two (2) options as follows:

Option 1:
The State may choose to purchase a complete turnkey system which includes both the Mobile Solar Panel system and a smart charger.

Option 2:
The State has the option of providing a charger from existing State contracts: 1-14-61-13 A, B, C (basic chargers) or contracts 1-14-61-14 A through H (smart chargers) to the contractor for installation. The contractor agrees to install the

Form GSOP S5-PIN (01-05)

STATE OF CALIFORNIA
DEPARTMENT OF GENERAL SERVICES – PROCUREMENT DIVISION

Invitation For Bid

DUE DATE
06/03/15

Responses must be delivered to the Procurement Division before 2:00 PM on the Due Date

SUPPLIER NAME AND ADDRESS	SOLICITATION NO.	REV.	DATE	PAGE
Envision Solar Intl Inc. 9270 Trade Place San Diego, CA 92126	IFB DGS 1502-018		5/21/15	1 of 12

____ % CASH DISCOUNT FOR PAYMENT WITHIN ____ DAYS

SEE REQUIRED PAYMENT DATE OF THE GENERAL PROVISIONS PARAGRAPH 30.

SHIP TO: **As Specified**

ARE YOU CLAIMING PREFERENCE AS A CALIFORNIA CERTIFIED SMALL BUSINESS? YES ☐ NO ☐
IF YES, MANUFACTURER? YES ☐ NO ☐
ARE YOU A NON-SMALL BUSINESS CLAIMING AT LEAST 25% SMALL BUSINESS SUB PREFERENCE? YES ☐ NO ☐

SUPPLIER CONTACT:
NAME (PRINT): David Greenfader
TITLE: SVP Business Development
SIGNATURE: DATE: 6/1/15
PHONE: (310) 961-4669 / 866 746-0514
EMAIL: david.greenfader@envisionsolar.com
FEDERAL EMPLOYER IDENTIFICATION NUMBER: 26-1342810

RETURN TO:
DGS/PROCUREMENT DIVISION
Attn: Bid Room (IFB # 1503-0158)
707 3rd Street, 2nd Floor
West Sacramento, CA 95605

FOR FURTHER INFORMATION, CONTACT:
BUYER: Leanne Nguyen
PHONE: **(916) 375-4645**
EMAIL: **Leanne.nguyen@dgs.ca.gov**

SECTION 14835 ET SEQ. OF THE CALIFORNIA GOVERNMENT CODE REQUIRES THAT A 5% PREFERENCE BE GIVEN TO BIDDERS WHO QUALIFY AS A SMALL BUSINESS OR BIDDERS WHO QUALIFY AS A NON-SMALL BUSINESS CLAIMING AT LEAST 25% CALIFORNIA CERTIFIED SMALL BUSINESS PARTICIPATION. FOR REQUIREMENTS SEE TITLE 2, CALIFORNIA CODE OF REGULATIONS, SECTION 1896, ET SEQ. THE REQUIREMENTS FOR NONPROFIT VETERAN SERVICE AGENCIES QUALIFYING AS A SMALL BUSINESS ARE CONTAINED IN SECTION 999.50 ET SEQ. OF THE MILITARY AND VETERANS CODE

Bidder offers and agrees if this response is accepted within 45 calendar days from the date of opening to furnish all of the items upon which prices are quoted, at the prices set opposite each item, delivered at the designated point(s) by the method of delivery and within the times specified above and subject to the attached General Provisions. DECLARATIONS UNDER PENALTY OF PERJURY: By signing above, with inclusion of the date of signature, the above signed bidder DECLARES UNDER PENALTY OF PERJURY under the laws of the State of California as follows: (1) (STATEMENT OF COMPLIANCE). The above signed has complied with the non-discrimination program requirements of Government Code 12990 and Title 2, California Administrative Code Section 8103, and such declaration is true and correct. (2) the National Labor Relations Board declaration set forth in Paragraph 43 of the General Provisions is true and correct. (3) If a claim is made for the small business preference, the information set forth within is true and correct.

(01-16) PD Reference Only

ADDENDUM # 1 MAY 29, 2015
MOBILE SOLAR PANEL ELECTRIC VEHICLE CHARGER

Subject solicitation for Mobile Solar Panel Electric Vehicle Charger is hereby modified to reflect the following changes:

- Page 6 of 12, #28 Network Services and # 30 Operations & Maintenance– Language has been modified.
- Page 8 of 12, # 37 Payment Processing- Language has been modified.
- Attachment 1- Price Worksheet- Network Services – Language has been modified for clarification.
- **Bid Due Date has been extended to Wednesday, June 3, 2015.**

Note: This addendum must be signed and submitted with the bidder's bid response package.

All other terms and conditions of IFB DGS 1502-018 remain the same.

charger of choice to the Mobile Solar Panel system and deliver the complete system to the location indicated on the purchase order.

2. CURRENT CONTRACT
The State currently does not have a contract for this commodity.

3. QUANTITIES
Quantities shown for each line item on Attachment 1 – Pricing Worksheet are estimations for evaluation purposes only. The estimated quantities are based upon anticipated purchasing for a one year period. Actual purchasing may vary from this pattern. The State will not guarantee that these quantities will be purchased. Consequently, there is no guaranteed dollar value for this contract. The State will not be obligated to purchase excess inventory if actual purchases vary from the anticipated purchasing pattern. The State reserves the right to order more or less of any line item in this solicitation.

4. BIDDER QUESTIONS
The bidder is encouraged to carefully review all pages of this solicitation. All questions, comments, and concerns should be immediately directed to the buyer in writing within at least two (2) working days prior to bid due date. All questions and/or concerns should be sent via email to Leanne.nguyen@dgs.ca.gov.

5. CLARIFYING INFORMATION
At the State's option prior to award, bidders may be required to submit additional written clarifying information. Failure to submit requested information may result in your bid being considered non-responsive.

6. STATE OF CALIFORNIA ENVIRONMENTALLY PREFERABLE PURCHASING (EPP)
The State of California, Department of General Services, Procurement Division (DGS PD) is responsible for the implementation of Environmentally Preferable Purchasing (EPP) as mandated by the California Public Contract Code (PCC), Chapter 6, Sections 12400-12404. and supported by the Governor's Executive Order S-20-04. By signing the Completed Bid Response form, the bidder is certifying that the products or services offered under this solicitation are in compliance with PCC section 12404.

The law requires "the procurement or acquisition of goods and services that have a lesser or reduced effect on human health and the environment when compared with competing goods and services that serve the same purpose". Also, the procurement process must consider, to the extent feasible, the product's associated impacts from the product's raw materials acquisition, production, manufacturing, packaging, distribution, reuse, operation, maintenance, disposal, energy efficiency, product performance, durability, and safety as well as the needs of the purchaser, and cost.

7. ATTACHMENTS
The following list identifies the applicable documents for this solicitation:

- Attachment 1 – Pricing Worksheet
- Attachment 2 – State of CA Specification, Envision- EV Autonomous Renewal Charger (EV-ARC), dated 04/29/15
- Attachment 3 – Contract Reporting Data
- Attachment 4 - Payee Data Record (Std. 204)
- Attachment – Bidder Declaration Form (Not Applicable)
- Attachment – California Disabled Veteran Business Enterprise (Not Applicable)
- Attachment – California Disabled Veteran Business Enterprise (Not Applicable)
- Attachment – Disabled Veteran Business Enterprise (Not Applicable)
- Attachment – Darfur Contracting Act (Not Applicable)
- Attachment Alternative Protest Process Regulations (Not Applicable)

8. BIDDER INSTRUCTIONS
The Bidder Instructions (rev 11/09/2011) applicable to this solicitation are located at the link below:

http://www.documents.dgs.ca.gov/pd/modellang/GSPD451-110911.pdf

9. GENERAL PROVISIONS
The General Provisions (rev 06/08/2010) applicable to this solicitation are located at the link below:

http://www.documents.dgs.ca.gov/pd/modellang/GPnonIT060810.pdf

10. METHOD OF AWARD
This solicitation shall be awarded on an "All or None" basis. Bidder must meet all administrative and technical requirements, terms and conditions of this solicitation.

11. PRICING STRUCTURE
Contract items are categorized under two (2) main categories:

- Option 1- Envision Solar Charger System Direct.
  Option 2- Government Provided Equipment to integrate into Envision Solar System.

- Core Items:
  Core line items are defined as high-use line items that may be commonly purchased by the State. These items will be available for purchase by ordering agencies at a fixed contract price. The State reserves the right to eliminate any specific line item(s) from the final award.

- Non-Core Catalog Items:
  Non-Core catalog items are defined as all options available in the contractor's commercially available catalog. Non-Core Catalog Items shall be limited to options not included as part of the Core Line Items identified in Attachment 1 – Pricing Worksheet). Examples: Signs, AC and USB Outlets, Branding packages, etc...

  Non-Core Catalog Items shall be available for purchase by ordering agencies at a single Discount off Catalog List price. The contractor's discount off list price (quoted on Attachment 1 – Pricing Worksheet, Non-Core Catalog) will be applicable to all Non-Core Catalog Items purchased by the State from the Contractor's catalog, except those listed as Core Items. The discount percentage bid shall be a whole number and not containing any numerals after the decimal point (example: 49% is acceptable, 49.3% is not).

12. LINE ITEMS
All products to be offered as part of the contract resulting from this solicitation shall be listed on Attachment 1 – Pricing Worksheet. Bidders are required to provide the following proposed product information for each line item (in the yellow cells provided on Attachment 1):

- Manufacturer Part Number (OEM #)
- Manufacturer (OEM)
- Bidder's product Stock Keeping Unit Number (SKU#)
- Item Description
- Unit of Measure (UOM)
- Quantity in UOM
- List Price/MSRP
- Contract Discount
- Contract Unit Price

Note: Please refer to the Worksheet Key tab for field definitions.

13. SPECIFICATIONS
All products offered must conform to the attached specifications Envision – EV ARC 6116-3098, dated 04/29/15.

For the purpose of this solicitation only the specified brands and models will be accepted.

14. DESCRIPTIVE LITERATURE
Bidders are requested to submit complete descriptive literature with the bid response. Descriptive literature shall be annotated to specify the applicable page, brand, model and Contract Line Item Number (CLIN). Failure to submit literature may result in your bid being considered non-responsive.

15. PRICES
All prices shall be noted on Attachment 1 – Pricing Worksheet. Prices shall be all inclusive. Only the prices/charges submitted in the bid response shall be included in the awarded contract. No other fees can be charged to the

customer. All prices quoted is in this contract shall include all costs for a finished (completed) Mobile Solar Panel Electric Vehicle charger as specified.

The bidder shall submit one (1) hard copy and one (1) electronic copy (on a CD-ROM in Microsoft Excel format) of the completed Attachment 1 – Pricing Worksheet with the bid response. If a discrepancy occurs between the hard copy and the electronic copy, the hard copy will take precedence. Failure to submit the Attachment 1 – Pricing Worksheet with your bid response shall result in your bid being considered non-responsive.

At the State's option prior to award, bidders may be required to submit additional written clarifying information. Notice may be made by phone, fax. email, or commercial overnight carrier. Failure to submit requested information may result in your bid being considered non-responsive.

Note: Please refer to the Worksheet Key tab for field definitions and additional completion instructions

16. PRICE ADJUSTMENTS
All prices shall be firm fixed for the contract term, including any optional year extensions and no price increase will be allowed. There will be no price adjustments to any upgrades to the existing systems on contract.

17. PRICE DECLINES
The contractor shall immediately notify the State Contract Administrator of all manufacturers' price declines and the State shall receive full benefit of such declines, effective on the date of manufacturer's public announcement.

18. SALES TAX
Sales tax is not to be included in the bid response or on Attachment 1 – Pricing Worksheet. If awarded the contract. sales tax should be added at time of invoicing. The sales tax rate applied should be based on the rate of the area where the product is to be delivered. If Federal Excise Tax applies, bidder shall list the amount and submit information with bid response.

19. MINIMUM ORDER
The minimum is one Solar Charger System. Additional Accessories and Services may be purchased on a separate order as long as a system has been purchased.

20. ORDERING INFORMATION
By signing and submitting this solicitation, the bidder agrees to accept orders by facsimile, e-mail or U.S. Mail. Bidders must list below business address, facsimile, and e-mail address to which orders should be sent:

Company Name:	Envision Solar International Inc.
Street Address:	9270 Trade Place
City, State, and Zip:	San Diego, CA 92126
Telephone Number:	310-961-4669
Facsimile Number:	(858) 799-4593
E-Mail Address:	david.greenfader@envisionsolar.com
Contact (if applicable):	David Greenfader

21. ORDERING PROCEDURE
State departments shall submit a complete Purchasing Authority Purchase Order (STD. 65) directly to the contractor. The Purchasing Authority Purchase Order (STD 65) shall contain, at a minimum, the following information:

1. Agency Order Number (Purchase Order Number)
2. Agency Billing Code
3. Purchasing Authority Number
4. Leveraged Procurement Number (Contract Number)
5. Agency Name
6. Item Number
7. Quantity
8. Unit

9. Description and Contract Line Item Number (CLIN), if applicable
10. Unit Price
11. Unit Price for quantity discounts
12. Extension Price

Local agencies may use their own purchase document. The purchase documents must include the same data elements as listed above (Exception: Purchasing Authority Number is used by State departments only).

The contractor shall not accept incomplete orders from ordering agencies.

22. ORDER RECEIPT CONFIRMATION
The contractor must confirm receipt of the purchase order, either via e-mail or facsimile, within 48 hours of receipt. Order Receipt Confirmation to each ordering agency shall include the following information:

1.

23. TECHNICAL SUPPORT:
The contractor shall provide technical support for any equipment supplied. The contractor shall respond to requests for technical support within eight (8) working hours of request. The request may be a documented phone call. When requested, on-site technical support shall be provided within three (3) working days.

24. OUT-OF-STOCK REMEDY
Bidder must describe processing of out-of-stock items which have been back ordered and what communication is provided to the ordering agencies once the agency requests a back order (i.e. updates/status). Under no circumstance is the contractor permitted to make substitutions with non-contract items or unauthorized products without the approval of the PO. Upon receipt of order acknowledgment identifying out of stock items, the ordering agencies shall have the following options:

- Request back order; or
- Cancel the item from the order with no penalty.

25. DISCONTINUED ITEM REMEDY
Upon receipt of order acknowledgement identifying discontinued items, the ordering agencies shall have the following options:

- Amend purchase document to reflect State approved substitute item; or
- Cancel the item from the order.

Under no circumstances is the contractor permitted to make substitutions with non-contract items or unauthorized products without approval from the PO.

26. PRODUCT RECALL PROCEDURES
The contractor shall provide recall notification, regardless of level, in writing to the PO and each applicable ordering agency through the most expedient method possible. The notices, at a minimum, shall include a complete product description and/or identification, contract number, delivery order number and disposition instructions.

The contractor shall pick up, test, destroy or return recalled products to the manufacturer at no expense to the ordering agency. The contractor shall issue replacement of product or credit for any product removed or recalled. Each ordering agency shall have the option of accepting either replacement product or credit in exchange for recalled/removed products.

27. HARDWARE
Bidders shall provide all EVSE hardware per Specification 6116-3098. Hardware shall come with one (1) year manufacturer's warranty on all system components after installation/upgrade, commencing on the date of acceptance.

28. NETWORK SERVICES

The Contractor supplied smart charger(s) shall meet the following requirements:

- Network ready (cellular, Wi-Fi, Ethernet, and/or Zigbee)
- Remote management (i.e. access control, charger status, set pricing, collect fees, reservations, track usage, software/firmware upgrade, etc.)
- Utilizes open source protocol communications (such as Open Charge Point Protocol (OCPP)) and/or provide open connectors to OCPP or similar.

29. REPAIR SERVICES

The Contractor will repair the equipment damage due to external causes including accident, abuse, vandalism, flood, fire, and misuse.

- The contractor shall provide corrective services Monday through Friday during normal business hours (8:00 AM – 5:00 PM Pacific Time) to customers during the contract period. The contractor will not be scheduled to work on State holidays.
- The contractor shall respond to the ordering agency's representative within one (1) business day during normal business operation hours via e-mail or phone when a non-functioning or faulty station is reported; response shall include the expected time station will be available for use.
- For station issues that require onsite diagnostic the contractor shall notify the ordering agency representative within two (2) business days to schedule repairs. Repairs will be scheduled during normal business operation hours unless otherwise agreed to by both parties.
- The contractor shall initiate on-site repair or replacement services and have the system repaired or replaced within ten (10) business days from acknowledgement of request.
- Technical support shall assist ordering agency with station issues (how to guidance, screen errors, system errors, troubleshoot various other problems, request repairs and/or questions pertaining to but not limited to the use and functionality of the charging station)
- The contractor may provide multiple service options to both customers and administrators to resolve any charger and system service related issues.
- All service related information and instructions shall be clearly posted on all EVSE stations and/or posted near stations and easily visible to users.

Repairs may be conducted by a third party without voiding the warranty.

30. OPERATIONS & MAINTENANCE

Contractor will provide Maintenance services with the goal of preventing equipment failure before it occurs. Planned maintenance service costs quoted on Attachment 1, Pricing Worksheet shall include all labor, supplies and consumables, to ensure that the device will operate within the OEM's specifications. Hardware that may need to be replaced shall be discussed with the ordering agency for approval and validation of product costs. Qualified trained technicians will perform all contracted maintenance. A planned Maintenance service log will be maintained for each system.

- <u>Monitoring & Operations Plan</u>:
  Wireless communications and 24/7 State-of-Health monitoring. Each EV ARC unit is equipped with a wireless 3G CDMA/EVDO router on a network. The Inverter is networked and can be accessed remotely over the web. The service will provide real-time status of PV, battery charge, and inverter operation.

- <u>Exclusive & Patented Sun-Tracking Technology</u>:
  EnvisionTrak patented sun-tracking technology is a networked system and can be accessed and controlled remotely over the web. Upon purchase, users will be provided with a log in and instructions to how to use the tracking controls. This system will allow purchaser to view or manage information about the tracking system remotely, and allow us to see the canopy's position in real time, send commands to the controller, and generates warnings, alerts, and notifications of system operation.

Maintenance Service activities shall include but not be limited to partial or complete overhauls at specified periods, cleaning, worn part replacement, and lubrication.

User agencies may elect to purchase the Operations & Maintenance agreement at any time during the warranty period. User agencies may also purchase Operations & Maintenance agreement after the warranty expires. No less than thirty

(30) days after the expiration of the warranty, the Contractor may charge a repair services hourly rate to bring the device's performance level up to standard.

Maintenance may be conducted by third party contractors without voiding the warranty.

31. DELIVERY

Delivery for orders placed against the contract resulting from this solicitation shall be in accordance with the following:

A. Locations
Deliveries are to be made statewide to the location specified on the individual purchase order, which may include, but not limited to parking structures, parking garages, parking lots, and rural locations.

B. Schedule
Delivery of ordered product shall be completed in full within ninety days (90) after receipt of an order (ARO) for quantities of fifty (50) or less. Delivery times may change for quantities of more than fifty per order. Since receiving hours for each ordering agency will vary by facility, it will be the contractor's responsibility to check with each facility for their specific delivery hours before delivery occurs. The contractor must notify the ordering agency within 12 hours of scheduled delivery time, if delivery cannot be made within the time frame specified on the Order Confirmation.

The contractor is requested to make deliveries in Los Angeles County, Orange County, San Bernardino Metropolitan Area, and San Diego Metropolitan Area during off-peak hours. Off-peak hours are Monday through Friday, 10:00 AM to 4:00 PM.

C. Security Requirements
Deliveries may be made to locations inside secure institutional grounds (such as the California State Prisons) that require prior clearances to be made for delivery drivers. Since security clearance procedures for each facility may vary, it will be the 's responsibility for contacting the secure location for security clearance procedures, hours of operation for deliveries and service, dress code, and other rules of delivery. Deliveries that are delayed due to drivers not being cleared to enter institutional grounds may cause your firm to be declared in default of contract requirements.

Note: In accordance with paragraph 15 of the General Provisions entitled "Delivery", the contractor shall strictly adhere to the delivery terms and completion schedule as specified in this solicitation. Failure to comply with the delivery requirements, as stated, may be considered a breach of contract and subject the contractor to General Provisions 26, entitled "Rights and Remedies of the State for Default".

32. FREE ON BOARD (F.O.B.) DESTINATION

For the purposes of this solicitation, all prices offered shall be F.O.B. destination; freight prepaid by the contractor, to the ordering organization's receiving point. Responsibility and liability for loss or damage for all orders shall remain with the contractor until final inspection and acceptance, when all responsibility shall pass to the ordering organization, except the responsibility for latent defects, fraud, and the warranty obligations.

33. PACKAGING, PACKING AND MARKING

All shipments must comply with General Provisions (rev 06/08/2010), Paragraph 12 entitled "Packing and Shipment". The General Provisions are available at: http://www.documents.dgs.ca.gov/pd/modellang/GPnonIT060810.pdf .

34. WARRANTY

The Contractor warrants that all equipment furnished under this solicitation will be new, of good material and workmanship, and agrees to replace promptly any part or parts which by reason of defective material or workmanship shall fail under normal use, free of negligence or accident. Upon bid submittal, provide any literature or links for all equipment warranty timeline.

35. INSURANCE

The Contractor must supply proof of Insurance at the time of the bid submittal. The State may request additional evidence at any time.

36. MATERIAL SAFETY DATA SHEET

Products that contain hazardous chemicals as defined by California Code of Regulations, Title 8, §339, shall comply with the requirements of Title 8 of the California Code of Regulations including §340, Material Safety Data Sheets (MSDS). The Contractor must provide a MSDS with all legally required special handling/packaging documentation, to the Ordering Agency upon delivery of products containing hazardous materials. This information shall also be provided by facsimile or e-mail to any Ordering Agency upon written request.

37. PAYMENT PROCESSING

If the Contractor provides smart charger with a unit, the Contractor shall have the ability, experience and responsibility to provide payment processing in accordance with the State's requirements for payment collection and processing. The Bidder shall choose one of the following payment processing methods;

Option 1

- The Contractor shall establish and maintain separate bank accounts for any funds collected under any contracts resulting from this solicitation.
- All deposits will be made to the State's central depository zero balance bank account. Deposit instructions and account information will be provided by the ordering agency.
- The Contractor will deposit receipts to the State at intervals of no more than 10 calendar days. Transaction data for each receipt will be provided to the ordering agency.
- The Contractor will invoice ordering agencies monthly in arrears for service fees.
- Deposits shall not be net of the Contractor's service fees.
- Deposits shall be net of credits and chargebacks (i.e., money credited to a customer as a result of a disputed charge). The contractor will not have the authority to debit money from the ordering agency's account.
- The Contractor shall resolve payment card questions and chargebacks.

Option 2

The Contractor's point-of-sale system must be certified to one or both of the State's EPAY Master Service Agreement contractors for card processing. Deposits will be made by the EPAY contractor.

Business Name: Elavon, Inc. Contact Person: Bridget Stover Telephone: (916) 498-3443 Cell: (916) 801-0853 Fax: (865) 498-3813 Email: bridget.stover@elavon.com MSA 5-10-99-02 Web link: http://www.documents.dgs.ca.gov/pd/masters/EPAY/Elavon/Elavon_Main.pdf
Business Name: First Data Merchant Services Contact Person: Laurie Filshteyn Telephone: (415) 884-2787 Alternate Phone Number: (877) 278-3901 (8:30 am to 6:30 pm e.t) Fax: (402) 916-6093 Email: laurie.filshteyn@firstdata.com MSA 5-10-99-01 Web link: http://www.documents.dgs.ca.gov/pd/masters/epay/fd/_5-10-99-01.pdf

38. INVOICING REQUIREMENTS

The Contractor is to render invoices as instructed on individual orders. The Contractor's invoice must include at a minimum:

1. Contractor's name, address and telephone number
2. Leveraged Procurement Number (Contract Number)
3. Agency Order Number (Purchase Order Number)
4. Line Item Number
5. Quantity purchased
6. Contract Unit Price and Extension
7. State sales and/or use tax
8. Prompt payment discounts/cash discounts, if applicable
9. Totals for each order

The State's obligation to make payment pursuant to the contract is subject to availability of appropriation funds. Receipt of a Purchasing Authority Purchase Order (STD. 65) under this contract is proof of funds for that order.

39. GS$Mart

The State reserves the right to select the form of payment for all procurements, be it either an outright purchase with payment rendered directly by the State, or a financing/lease-purchase or operating lease via the State Financial Marketplace (GS $Mart and/or Lease $Mart). If payment is via the financial marketplace, the Supplier will invoice the State and the State will approve the invoice and the selected Lender/Lessor for all product listed on the State's procurement document will pay the supplier on behalf of the State.

40. CAL-CARD PAYMENT

Bidders will check one of the following:

☐ The Bidder WILL accept the State's CAL-Card Visa Credit Card for order payments.

☒ The Bidder WILL NOT accept the State's CAL-Card Visa Credit Card for order payments.

41. RESPONSIBILITY:

1. Contractor shall perform all deliveries to facilities in a safe and professional manner. Contractor's equipment shall be in good working order and all personnel shall be trained in safety measures to preclude accidents endangering personnel or property.
2. Contractor must commit to delivery as requested, at time stated on accepted orders, through the term of the contract.
3. Contractor shall provide office and personnel resources for responding to requests, including telephone coverage weekdays during the hours of 8:00 AM through 5:00 PM (PT).
4. Contractor shall assign a Contract Manager to act as a contact for all contract-related issues. Provide Contract Manager information below:

Contract Manager Name:	David Greenfader
Street Address:	9270 Trade Place
City, State, and Zip:	San Diego, CA 92126
Telephone Number:	(310) 961.4669
Facsimile Number:	(858) 799.4592
E-Mail Address:	david.greenfader@envisionsolar.com

42. REPORTING REQUIREMENTS:

The following reports are required to be submitted by the contractor in accordance with the instructions outlined below. Reports must contain at a minimum, but not limited to, the data elements identified in Attachment #3, Contract Reporting Data.

Note: Reports are to be submitted even when there is no activity for the reporting period.

A. **Contract Usage Report:**

The Contractor shall provide an electronic Contract Usage Report to the State Contract Administrator(CA) on a monthly basis. The Contract Usage Report shall detail all invoiced purchases (from State Departments and/or local governmental agencies) against the contract during the specified reporting period.

The Contract Usage Report shall be provided to the State Contract Administrator, in Excel format via email or via U.S. Mail on a CD-ROM, by the 15th day following the ending of the reporting period (previous calendar month).

B. **SB/DVBE Participation Report:**

The contractor shall provide an electronic SB/DVBE Participation Report to the CA on a monthly basis. The SB/DVBE Participation Report shall detail all payments to Small Business (SB) and/or Disabled Veteran Business Enterprise (DVBE) subs during the specified reporting period.

The SB/DVBE Participation Report shall be provided to the State Contract Administrator, in Excel format via email or via U.S. Mail on a CD-ROM, by the 15th day following the ending of the reporting period (previous calendar month).

C. **Local Business Activity Report**

The Contractor shall provide an electronic Local Business Activity repot to the CA on a monthly basis. The Local Business Activity Report must contain contract usage by Local Agencies.

The Local Business Activity Report shall be provided to the CA in Excel format via email or via US Mail on a CD-ROM by the 15th day following the ending of the reporting period (previous calendar month).

D. **Aging Debt Report:**

The contractor shall provide an electronic Aging Debt Report to the CA a monthly basis. The Aging Debt Report must contain the outstanding invoices by State Department for the specified reporting period.

The Aging Debt Report shall be provided to the State Contract Administrator, in Excel format via email or via U.S. Mail on a CD-ROM, by the 15th day following the ending of the reporting period (previous calendar month).

43. INCENTIVE FEE FOR SALES TO LOCAL GOVERNMENTAL AGENCIES

For all local government agency transactions issued against the contract resulting from this solicitation, the is required to remit the Department of General Services, Procurement Division (DGS/PD) an Incentive Fee of an amount equal to 1% of the total purchase order amount excluding taxes and freight. Local government agencies include cities, counties, special districts, California State University and University of California systems, K-12 school districts and community colleges empowered to expend public funds (California Public Contract Code Section 10298).

This Incentive Fee shall not be included in the agency's purchase price, nor invoiced or charged to the purchasing entity. (All prices quoted to local governmental agency customers shall reflect State contract pricing, including any and all applicable discounts, and shall include no other add-on fees.) Payment by the contractor shall be made to DGS/PD based on the schedule shown below irrespective of reimbursement by each participating entity.

The contractor shall submit a check payable to the State of California, Department of General Services (DGS), for an amount equal to 1 percent (0.01) of the total local government agency sales for the monthly period less freight, taxes, returned products and credits. (Example, if the net local governmental agency sales for a month totals $100,000.00, the incentive fee due to DGS/PD would be $1,000.00.)

Along with each check, a Local Business Activity Report shall be submitted to the State Contract Administrator. The Local Business Activity Report requirements are specified in IFB DGS 1502-018 Section 44,, paragraph B.

Failure to submit correct reports and checks on a timely basis shall constitute grounds for suspension of this contract. Reports and check deliveries are due for the monthly period by the 15th day of the next month in a format to be prescribed by the DGS/PD. (Note: If the due date is on a Saturday or Sunday, the due date will be the Monday following.)

Incentive Fee Checks shall be submitted to the following address:

Department of General Services
Procurement Division
Contracts Management Unit
Attn: Leanne Nguyen
707 Third Street, 2nd Floor
West Sacramento, CA 95605

44. SELLER PERMIT
Bidders must provide their California retailer's seller's permit or certification of registration and, if applicable, the permit or certification of all participating affiliates, issued by California's State Board of Equalization (BOE), pursuant to all requirements as set forth in Sections 6487, 7101 and Sections 6452.1, 6487.3, 18510 of the Revenue and Taxation Code, and Section 10295.1 of the Public Contract code. In order to expedite the process of verifying the validity of the permit, provide the BOE permit number in the space provided below (or attach a copy of the permit with your bid.)

Retailer's Seller's Permit Number: __SR FH 102-144216__

Note: Award will be conditional on providing seller permit information prior to award.

45. DECLARATION FORMS
The bidder must complete the Bidder Declaration GSPD-05-105 (Attachment 5) and include it with the bid response. When completing the declaration, the bidder must identify all subs proposed for participation in the contract. Bidders awarded a contract are contractually obligated to use the subs for the corresponding work identified unless the State agrees to a substitution and it is incorporated by amendment to the contract.

46. BIDDER PREFERENCES AND INCENTIVES
The DVBE has been waived on this solicitation.

47. PAYEE DATA RECORD
The bidder will be required to complete and sign a Payee Data Record (STD 204) before contract award. The Payee Data Record (STD 204), Attachment 5. The form is also available at: http://www.documents.dgs.ca.gov/dgs/fmc/pdf/std204.pdf.

48. TAX DELINQUENCY
Per AB1424, Chapter 455, the State Board Of Equalization will on a quarterly basis, and the Franchise Tax Board, at least twice each calendar year, will make available a list of the 500 largest tax delinquencies

Pursuant to the Public Contract Code section 10295.4, effective July 1, 2012, persons or companies identified as the largest tax delinquents by the FTB or BOE are ineligible to enter into any contract with the state for non-IT goods or services. Any contract entered into is in violation of section 10295.4 is considered void and unenforceable.

Prior to executing any state contract or renewal for non-IT goods or services, the contracting department must verify that the contractor is not on a prohibited list by checking both the FTB and BOE websites. This requirement applies regardless of the procurement approach, method, or solicitation format used. Departments that elect to develop their own processes or documents to suit their business needs should work with their legal counsel to ensure compliance with code. Public Contract Code 10295.4 provides no exceptions to these prohibitions.

https://www.ftb.ca.gov/aboutFTB/Delinquent_Taxpayers.shtml
http://www.boe.ca.gov/cgi-bin/deliq.cgi

49. RESPONSE CHECKLIST

A. Mandatory Documents:

The following checklist identifies the applicable items that must be completed and returned in order to be evaluated for award:

- ☒ Completed Bid Response Form GSOP S5-PIN (pages 1-12) including:
- ☒ Signed front page *
- ☒ Ordering Information (refer to page 4 of this solicitation)
- ☒ Manager Information (refer to page 9 of this solicitation)
- ☒ CAL-Card Payment (refer to page 9 of this solicitation)
- ☒ Seller Permit Information (refer to page 11 of this solicitation)
- ☒ Attachment 1 – Pricing Worksheet *
- ☒ Attachment 5 – Bidder Declaration Form GSPD-05-105 *
- ☒ Attachment 11- Payee Data Record Form STD 204 (refer to page 12 of this solicitation)
- ☒ Warranty Documents/literature or links to equipment warranty.

* Failure to return item with your bid response will result in your bid being considered non-responsive.

B. Optional Documents:

The following items must be returned with the bid response only if your intention is to claim the applicable bidder preference, if you are not claiming a preference, you are not obligated to fill out and/or return any of the following forms. Forms are located at http://www.dgs.ca.gov/pd/Programs/DisputeResolution.aspx.

- ☐ Target Area Contract Preference Act (TACPA), request form (Std. 830).
- ☐ Manufacturer's Summary, form (DGS/PD 525) for goods only.
- ☐ Bidder's Summary, form (DGS/PD 526) for goods and services.

The State makes no warranty that the response checklist is a full and comprehensive listing of every requirement specified in the IFB. Checking off the items on the checklist does not establish your firm's intent nor does it constitute responsiveness to the requirement(s). The checklist is only a tool to assist participating bidder in compiling their final bid response. Bidders are encouraged to carefully read the entire IFB. The need to verify all documentation and responses prior to the submission of final bids cannot be over emphasized.

50. STATE'S OWN BID FORM

Only bids quoted on the State's own bid form will be considered. Bids submitted referencing supplier attachments which include legal terms and conditions that conflict with the State's General Provisions shall be considered non-responsive and such bids shall be rejected.

51. BID SUBMITTAL

All bids should be sent via U.S. Mail or carrier and addressed as follows:
DGS – Procurement Division
Attn: Bid Room (SOL # IFB DGS 1502-018)
707 3rd Street, 2nd Floor, MS 201
West Sacramento, CA 95605
Note: Faxed bids will not be accepted for this solicitation.

BIDDER DECLARATION

1. Prime bidder information **(Review attached Bidder Declaration Instructions prior to completion of this form)**:

   a. Identify current California certification(s) **(MB, SB, NVSA, DVBE)**: ____________ **or None** ✓ (If "None," go to Item #2)

   b. Will subcontractors be used for this contract? **Yes** ___ **No** ___ (If yes, indicate the distinct element of work your firm will perform in this contract e.g., list the proposed products produced by your firm, state if your firm owns the transportation vehicles that will deliver the products to the State, identify which solicited services your firm will perform, etc.). Use additional sheets, as necessary.

   ____

   ____

   c. If you are a California certified DVBE: (1) Are you a broker or agent? **Yes** ___ **No** ___
   (2) If the contract includes equipment rental, does your company own at least 51% of the equipment provided in this contract (quantity and value)? **Yes** ___ **No** ___ **N/A** ___

2. If no subcontractors will be used, skip to certification below. Otherwise, list all subcontractors for this contract. (Attach additional pages if necessary):

Subcontractor Name, Contact Person, Phone Number & Fax Number	Subcontractor Address & Email Address	CA Certification (MB, SB, NVSA, DVBE or None)	Work performed or goods provided for this contract	Corresponding % of bid price	Good Standing?	51% Rental?

CERTIFICATION: By signing the bid response, I certify under penalty of perjury that the information provided is true and correct.

BIDDER DECLARATION Instructions

All prime bidders (the firm submitting the bid) must complete the Bidder Declaration.

1.a. Identify all current certifications issued by the State of California. If the prime bidder has no California certification(s), check the line labeled "None" and proceed to Item #2. If the prime bidder possesses one or more of the following certifications, enter the applicable certification(s) on the line:

- Microbusiness (MB)
- Small Business (SB)
- Nonprofit Veteran Service Agency (NVSA)
- Disabled Veteran Business Enterprise (DVBE)

1.b. Mark either "Yes" or "No" to identify whether subcontractors will be used for the contract. If the response is "No", proceed to Item #1.c. If "Yes", enter on the line the distinct element of work contained in the contract to be performed or the goods to be provided by the prime bidder. Do not include goods or services to be provided by subcontractors.

Bidders certified as MB, SB, NVSA, and/or DVBE must provide a commercially useful function as defined in Military and Veterans Code Section 999 for DVBEs and Government Code Section 14837(d)(4)(A) for small/microbusinesses.

Bids must propose that certified bidders provide a commercially useful function for the resulting contract or the bid will be deemed non-responsive and rejected by the State. For questions regarding the solicitation, contact the procurement official identified in the solicitation.

Note: A subcontractor is any person, firm, corporation, or organization contracting to perform part of the prime's contract.

1.c. This item is only to be completed by businesses certified by California as a DVBE.

(1) Declare whether the prime bidder is a broker or agent by marking either "Yes" or "No". The Military and Veterans Code Section 999.2 (b) defines "broker" or "agent" as a certified DVBE contractor or subcontractor that does not have title, possession, control, and risk of loss of materials, supplies, services, or equipment provided to an awarding department, unless one or more of the disabled veteran owners has at least 51-percent ownership of the quantity and value of the materials, supplies, services, and of each piece of equipment provided under the contract.

(2) If bidding rental equipment, mark either "Yes" or "No" to identify if the prime bidder owns at least 51% of the equipment provided (quantity and value). If **not** bidding rental equipment, mark "N/A" for "not applicable."

---

2. If no subcontractors are proposed, do not complete the table. Read the certification at the bottom of the form and complete "Page ____ of ____" on the form.

If subcontractors will be used, complete the table listing all subcontractors. If necessary, attach additional pages and complete the "Page ____ of ____" accordingly.

2. *(continued)* **Column Labels**

Subcontractor Name, Contact Person, Phone Number & Fax Number—List each element for all subcontractors.

Subcontractor Address & Email Address—Enter the address and if available, an Email address.

CA Certification (MB, SB, NVSA, DVBE or None)—If the subcontractor possesses a current State of California certification(s), verify on this website (www.eprocure.pd.dgs.ca.gov).

Work performed or goods provided for this contract—Identify the distinct element of work contained in the contract to be performed or the goods to be provided by each subcontractor. Certified subcontractors must provide a commercially useful function for the contract. (See paragraph 1.b above for code citations regarding the definition of commercially useful function.) If a certified subcontractor is further subcontracting a greater portion of the work or goods provided for the resulting contract than would be expected by normal industry practices, attach a separate sheet of paper explaining the situation.

Corresponding % of bid price—Enter the corresponding percentage of the total bid price for the goods and/or services to be provided by each subcontractor. Do not enter a dollar amount.

Good Standing?—Provide a response for each subcontractor listed. Enter either "Yes" or "No" to indicate that the prime bidder has verified that the subcontractor(s) is in good standing for all of the following:

- Possesses valid license(s) for any license(s) or permits required by the solicitation or by law
- If a corporation, the company is qualified to do business in California and designated by the State of California Secretary of State to be in good standing
- Possesses valid State of California certification(s) if claiming MB, SB, NVSA, and/or DVBE status

51% Rental?—This pertains to the applicability of rental equipment. Based on the following parameters, enter either "N/A" (not applicable), "Yes" or "No" for each subcontractor listed.

Enter "**N/A**" if the:

- Subcontractor is NOT a DVBE (regardless of whether or not rental equipment is provided by the subcontractor) or
- Subcontractor is NOT providing rental equipment (regardless of whether or not subcontractor is a DVBE)

Enter "**Yes**" if the subcontractor is a California certified DVBE providing rental equipment and the subcontractor owns at least 51% of the rental equipment (quantity and value) it will be providing for the contract.

Enter "**No**" if the subcontractor is a California certified DVBE providing rental equipment but the subcontractor does NOT own at least 51% of the rental equipment (quantity and value) it will be providing.

Read the certification at the bottom of the page and complete the "Page 2 of 2" accordingly.

STATE OF CALIFORNIA-DEPARTMENT OF FINANCE

PAYEE DATA RECORD

(Required when receiving payment from the State of California in lieu of IRS W-9)
STD. 204 (Rev. 6-2003)

1

INSTRUCTIONS: Complete all information on this form. Sign, date, and return to the State agency (department/office) address shown at the bottom of this page. Prompt return of this **fully completed** form will prevent delays when processing payments. Information provided in this form will be used by State agencies to prepare Information Returns (1099). See reverse side for more information and Privacy Statement.

NOTE: Governmental entities, federal, State, and local (including school districts), are not required to submit this form.

2

PAYEE'S LEGAL BUSINESS NAME (Type or Print)	
Envision Solar International Inc.	
SOLE PROPRIETOR – ENTER NAME AS SHOWN ON SSN (Last, First, M.I.)	**E-MAIL ADDRESS**
	info@envisionsolar.com
MAILING ADDRESS	**BUSINESS ADDRESS**
9270 Trade Place	9270 Trade Place
CITY, STATE, ZIP CODE	**CITY, STATE, ZIP CODE**
San Diego, CA 92126	San Diego, CA 92126

3

PAYEE ENTITY TYPE

CHECK ONE BOX ONLY

ENTER FEDERAL EMPLOYER IDENTIFICATION NUMBER (FEIN): 26-1342810

- [ ] **PARTNERSHIP**
- [ ] **ESTATE OR TRUST**

CORPORATION:

- [ ] **MEDICAL** (e.g., dentistry, psychotherapy, chiropractic, etc.)
- [ ] **LEGAL** (e.g., attorney services)
- [ ] **EXEMPT** (nonprofit)
- [x] **ALL OTHERS**

- [ ] **INDIVIDUAL OR SOLE PROPRIETOR**
  ENTER SOCIAL SECURITY NUMBER: ___-__-____

(SSN required by authority of California Revenue and Tax Code Section 18646)

NOTE: Payment will not be processed without an accompanying taxpayer I.D. number.

4

PAYEE RESIDENCY STATUS

- [x] California resident - Qualified to do business in California or maintains a permanent place of business in California.
- [ ] California nonresident (see reverse side) - Payments to nonresidents for services may be subject to State income tax withholding.
  - [ ] No services performed in California.
  - [ ] Copy of Franchise Tax Board waiver of State withholding attached.

5

I hereby certify under penalty of perjury that the information provided on this document is true and correct. Should my residency status change, I will promptly notify the State agency below.

AUTHORIZED PAYEE REPRESENTATIVE'S NAME (Type or Print)		**TITLE**
David Greenfader		VP - Strategic Business Development
SIGNATURE	**DATE**	**TELEPHONE**
[signature]	06/01/2015	(310) 961-4669

6

Please return completed form to:

Department/Office: ______________________________

Unit/Section: ______________________________

Mailing Address: ______________________________

City/State/Zip: ______________________________

Telephone: (___) ____________________ **Fax:** (___) ____________________

E-mail Address: ______________________________

Bidder: Envision Solar International Inc.

Bidder shall only fill in the YELLOW cells only!

Solar Systems- EV ARC 2, 3 & 4 with Smart Chargers

	Contract Line Item # (CLIN)	Item Description	Estimated Quantity	UNSPSC	Manufacturer Name	Manufacturer Model No.	SKU or Item No.	Item Description	Unit of Measure	Qty in Unit of Measure	List Price/MSRP	Contract Discount	Contract Unit Price (Qty. 1-5)	Contract Unit Price (Qty. 5+)	Extension
Core Items	1A	EV ARC 2 - 2.5 kW DC - 9 PV Panels - Solar System with Chargepoint CT4013-GW1, single level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 2 (CP CT4013-GW1)		EV ARC 2 - 2.5 kW DC - 9 PV Panels - Solar System with Chargepoint CT4013-GW1, single level-2 smart charging station.	Each	1	$47,571.00	2.00%	$46,620	$46,620	$699,300.00
	2A	EV ARC 3 - 3.3 kW DC - 12 PV Panels - Solar System with Chargepoint CT4013-GW1, single level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 3 (CP CT4013-GW1)		EV ARC 3 - 3.3 kW DC - 12 PV Panels - Solar System with Chargepoint CT4013-GW1, single level-2 smart charging station.	Each	1	$52,571.00	2.00%	$51,520	$51,520	$772,800.00
	3A	EV ARC 4 - 4.1 kW DC - 12 PV Panels Solar System with Chargepoint CT4013-GW1, single level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 4 (CP CT4013-GW1)		EV ARC 4 - 4.1 kW DC - 12 PV Panels Solar System with Chargepoint CT4013-GW1, single level-2 smart charging station.	Each	1	$62,571.00	2.00%	$61,320.00	$61,320.00	$919,800.00
	4A	EV ARC 2 - 2.5 kW DC - 9 PV Panels - Solar System with Chargepoint CT4023-GW1, dual-plug derated level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 2 (CP CT4023-GW1)		EV ARC 2 - 2.5 kW DC - 9 PV Panels - Solar System with Chargepoint CT4013-GW1, dual-plug derated level-2 networked charging station.	Each	1	$49,449.00	2.00%	$48,460.00	$48,460.00	$726,900.00
	5A	EV ARC 3 - 3.3 kW DC - 12 PV Panels - Solar System with Chargepoint CT4023-GW1, dual-plug derated level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 3 (CP CT4023-GW1)		EV ARC 3 - 3.3 kW DC - 12 PV Panels - Solar System with Chargepoint CT4013-GW1, dual-plug derated level-2 networked charging station.	Each	1	$54,449.00	2.00%	$53,360.00	$53,360.00	$800,400.00
	6A	EV ARC 4 - 4.1 kW DC - 12 PV Panels Solar System with Chargepoint CT4023-GW1, dual-plug derated level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 4 (CP CT4023-GW1)		EV ARC 4 - 4.1 kW DC - 12 PV Panels Solar System with Chargepoint CT4013-GW1, dual-plug derated level-2 networked charging station.	Each	1	$64,449.00	2.00%	$63,160.00	$63,160.00	$947,400.00
	7A	EV ARC 2 - 2.5 kW DC - 9 PV Panels - Solar System with Schneider Evlink dual-plug derated level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 2 (EVLink dual L1)		EV ARC 2 - 2.5 kW DC - 9 PV Panels - Solar System with Schneider Evlink dual-plug derated level-2 networked charging station.	Each	1	$48,250.00	2.00%	$47,285.00	$47,285.00	$709,275.00
	8A	EV ARC 3 - 3.3 kW DC - 12 PV Panels - Solar System with Schneider Evlink dual-plug derated level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 3 (EV Link dual L1)		EV ARC 3 - 3.3 kW DC - 12 PV Panels - Solar System with Schneider Evlink dual-plug derated level-2 networked charging station.	Each	1	$49,950.00	2.00%	$48,951.00	$48,951.00	$734,265.00
	9A	EV ARC 4 - 4.1 kW DC - 12 PV Panels Solar System with Schneider Evlink dual-plug derated level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 4 (EV Link dual L1)		EV ARC 4 - 4.1 kW DC - 12 PV Panels Solar System with Schneider Evlink dual-plug derated level-2 networked charging station.	Each	1	$59,950.00	2.00%	$58,751.00	$58,751.00	$881,265.00
	10A	EV ARC 2 - 2.5 kW DC - 9 PV panel Solar System with Blink Pedestal single level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 2 Blink L2 Pedestal		EV ARC 2 - 2.5 kW DC - 9 PV panel Solar System with Blink Pedestal single level-2 smart charging station.	Each	1	$45,950.00	2.00%	$45,031.00	$45,031.00	$675,465.00
	11A	EV ARC 3 - 3.3 kW DC - 12 PV panel Solar System with Blink Pedestal single level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 3 (Blink L2 Pedestal)		EV ARC 3 - 3.3 kW DC - 12 PV panel Solar System with Blink Pedestal single level-2 smart charging station.	Each	1	$50,950.00	2.00%	$49,931.00	$49,931.00	$748,965.00
	12A	EV ARC 4 - 4.1 kW DC - 12 PV panel Solar System with Blink Pedestal single level-2 smart/networked charging station.	15	72153701	Envision Solar	EV ARC 4 (Blink L2 Pedestal)		EV ARC 4 - 4.1 kW DC - 12 PV panel Solar System with Blink Pedestal single level-2 smart charging station.	Each	1	$60,950.00	2.00%	$59,731.00	$59,731.00	$895,965.00

ACCESSORIES

CORE ITEMS

Contract Line Item # (CLIN)	Item Description	Estimated Quantity	UNSPSC	Manufacturer Name	Manufacturer Model No.	SKU or Item No.	Item Description	Unit of Measure	Qty in Unit of Measure	List Price/MSRP	Contract Discount	Contract Unit Price (Qty. 1-5)	Contract Unit Price (Qty. 5+)	Extension
13A	ARC Mobility SHORT Trailer- Hydraulic lift and trailer system to fit on a standard truck with 11k pd. Ball mount towing capacity. (recommended for in town transportation)	30	72153701	Envision Solar	AM-1		ARC Mobility Trailer- Hydraulic lift and trailer system to fit on a standard truck with 11k pd. Ball mount towing capacity.	Each	1	$22,375.00	2.00%	$21,927.00	$21,927.00	$657,810.00
14A	ARC Mobility LONG Trailer- Long Haul Trailer, Hydraulic lift trailer system for gooseneck bed mounted ball hitch. (recommended for highway transportation)	30	72153701	Envision Solar	AM-2		ARC Mobility LONG Trailer- Long Haul Trailer, Hydraulic lift trailer system for gooseneck bed mounted ball hitch. (recommended for highway transportation)	Each	1	$25,035.00	2.00%	$24,534.00	$24,534.00	
15A	Additional Battery Pack. Increases energy storage from 24kWh to 30kWh	10	72153701	Envision Solar			Additional Battery Pack. Increases energy storage from 24kWh to 30kWh	Each	1	$5,011.00	2.00%	$4,911	$4,911	$49,110.00
16A	AC and USB Outlets- allows users to charge 120V and USB device e.g. cell phone, laptop, wheelchair	15	72153701	Envision Solar			AC and USB Outlets- allows users to charge 120V and USB device e.g. cell phone, laptop, wheelchair	Each	1	$644.00	10.09%	$ 579.00	$ 579.00	$8,685.00
												Sub Total:		$8,685.00

CATALOG DISCOUNTS

NON-CORE

Segment ID	Item Description	Index/URL	Index/Price List Date	Contract Discount %			Extension
A	Contractor's Catalog	Discount will apply to all contractor's catalog options		10.00%			

NETWORK SERVICES

SERVICES

Contract Line Item # (CLIN)	Item Description	Estimated Quantity	UNSPSC	Manufacturer Name	Manufacturer Model No.	SKU or Item No.	Item Description	Unit of Measure	Qty in Unit of Measure	List Price/MSRP	Contract Discount	Contract Unit Price (Qty. 1-5)	Contract Unit Price (Qty. 5+)	Extension
17A	Remote Monitoring and Management System (RMMS)- EV ARC Services. Each EV ARC ™ unit is equipped with a wireless 3G CDMA/EVDO router. The EV ARC tracking, charging, battery system is capable of being monitored when connected to cellular wide area network (WAN). (Service is included in the unit price for the 1st twelve [12] months)	100	72153701	Envision Solar			Wireless communications & 24/7 State-of-Health monitoring. Each EV ARC™ unit is equipped with a wireless 3G CDMA/EVDO router on the cellular network. The Inverter is networked and can be accessed remotely over the web. This provides "state of health" monitoring of the battery charging system, providing real-time status of PV, battery charge, and inverter operation. EnvisionTrak™ - Exclusive & Patented Sun-Tracking Technology EnvisionTrak™ patented sun-tracking technology is a networked system and can be accessed and controlled remotely over the web. Upon purchase, client will be provided with a log in and instructions for how to use the	Annually	1	$360.00	0.00%	$360.00	$360.00	$36,000.00
18A	Smart Charger Network Services	100	72153701	Envision Solar			Network Services for Chargepoint enabled smart charging equipment (EVSE). First 12 months of service is included in EV ARC purchase price. Annual subscription cost per plug.	Annually (per plug)	1	$270.00	0.00%	$270.00	$270.00	$27,000.00
19A	Network Services for Blink Chargers	100	72153701	Envision Solar			Network Services for Blink enabled smart charging equipment (EVSE). First 12 months of service included in EV ARC purchase price. Annual subscription cost per plug.	Annually (per plug)	1	$270.00	0.00%	$270.00	$270.00	$27,000.00
												Sub Total:		$27,000.00

MAINTENANCE & REPAIR SERVICES

	Contract Line Item # (CLIN)	Item Description	Estimated Quantity	UNSPSC	Manufacturer Name	Manufacturer Model No.	SKU or Item No.	Item Description	Unit of Measure	Qty in Unit of Measure	List Price/MSRP	Contract Discount	Contract Unit Price (Qty. 1-5)	Contract Unit Price (Qty. 5+)	Extension
MAINTENANCE & REPAIR	19A	During Regular Business Hours (M-F 8:00AM - 5:00PM)	100	72153701	Envision Solar				Monthly	1	N/A	#VALUE!	N/A	N/A	#VALUE!
	20A	During Weekend, Holidays, and After Regular Business Hours	100	72153701	Envision Solar				Hourly	1	$240.00	10.00%	$216.00	$238.50	$21,600.00
	21A	During Regular Business Hours (M-F 8:00AM - 5:00PM)	100	72153701	Envision Solar				Hourly	1	$160.00	10.00%	$144.00	$144.00	$14,400.00
	22A	Maintenance Plan. To include: PV Panel Cleaning. Grease Slew drives & check calibration of Envision Trak. Check battery charging systems, settings, performance of inverter & overall condition of structure. Inspect & confirm operation of EV charger. (Service is included for the 1st twelve months)	100	72153701	Envision Solar				Annually	1	$647.50	10.00%	$582.75	$582.75	$58,275.00
	23A	Transport Services. Service to include relocating unit from one location to another.	200	72153701	Envision Solar				Hourly	1	$250.00	10.00%	$225.00	$225.00	$45,000.00
													Option 1 Total		**#REF!**

Optional Feature	Value	Special DGS Pricing
Column Mounted Color Status Lights	highly visible LEDs which show EV ARC™ readiness, in use etc.	$1,802
Grid Connect - NO TRANSFORMER!! [Requires 240V grid not 208V]	connects EV ARC to the grid to allow batteries to replenished if necessary	$1,287
Timer Controlled Charging	allows customer to place time limits on charging	$643
Additional Battery Pack	increases energy storage from 24 kWh to 30 kWh	$4,366
Individual Battery Monitoring	shows health of individual batteries as well as total storage system	$1,580
120v and USB Outlets	allows users to charge 120v and USB device e.g. cell phone, laptop, wheelchair	$580
47" Outdoor Digital Screen	allows user to deliver digital content wirelessly to an outdoor screen	$13,478
60" Outdoor Digital Screen	allows user to deliver digital content wirelessly to an outdoor screen	$15,278
Bench Seating	creates a comfortable, shaded bench for EV ARC™ users or passersby	$1,346
Standard Branding package	select one of three color schemes and add logos and branding on enclosure and or column	$1,688
Deluxe Branding package	customized color scheme, frosted glass branding valance with multi-color lighting, ballast pad branding and other enhancements	As Quoted

EV ARC™

Autonomous Renewable Charger

EV ARC™ Models:

EV ARC™ 2
EV ARC™ 3
EV ARC™ 4

PRODUCT SPECIFICATIONS

Electrical		
Solar Capacity	W	2565 / 3420 / 4140
Total Battery Capacity	kWh	24 (Optional upgrade to 30 kWh)
Usable EV Charging Capacity	kWh	18
Max EV Charger (EVCS) Output	kW	3.8*

**EVCS output is de-rated from factory setting of 7.2kW*

Performance		
EV Percent Battery Charge	%	100 / 94 (2012 Volt / 2012 Leaf)
EV Hours to Percent Charge	hr	4 / 6.5 (2012 Volt / 2012 Leaf)
User Outputs	AC	1x 240V, 16A SAE J1772
Internal Buses	AC	2x 120V, 25A
	AC	1x 120/240V, 25A
	DC	1x 24V, 25A (Regulated)
	DC	1x 42-58.8V, 175A (Unregulated)
User Input*	AC	1x 120V, 30A 2P3W Shore Power Inlet
Communications		3G CDMA/EVDO
Environmental		
Operating Ambient Temperature	°F (°C)	-40 to 122 (-40 to 50)

**Internal neutral to ground bond switching within inverters*

PRODUCT WARRANTY

EV ARC™ 2, 3, 4 station with EnvisionTrak™

STATE OF CALIFORNIA
Department of General Services - Procurement Division

Envision Solar hereby warrants EV ARC™, models 2, 3 and 4 transportable solar EV charging stations sold by it, to be free from defects in material and workmanship. Standard warranty for EV ARC™ 2, 3 and 4 is **12 months** (1 year) . Additionally all major component manufacturer's warranties are passed through to customer.

Envision Solar's Responsibilities: If a defect in material or workmanship is found during the standard warranty period or extended warranty if applicable, Envision Solar will repair or replace our Work.

Limitations: Envision Solar is not responsible for - failures resulting from any use or installation which Envision Solar judges improper. Failures resulting from attachments, accessory items and parts not sold or approved by Envision Solar - failures resulting from abuse, neglect and/or improper repair. Failures resulting from user's delay in making the product unavailable after being notified of a potential product problem. Failures resulting from unauthorized repairs or adjustments. Damage to parts, fixtures, housings, attachments, and accessory items, which are not part of the offering.

Envision Solar further agrees, after being given timely notice of a warrantable failure and promptly making the product available for repair will respond in a reasonable period of time and commence with due diligence all Work necessary to fulfill the terms of this warranty and to complete the Work within a period of time stipulated in writing.

Date: June 1, 2015

Signed:

Desmond Wheatley, CEO
Envision Solar International, Inc.

COMPONENT MANUFACTURER WARRANTY

UL / ETL listed components:

- **OUTBACK** Inverter
  5-year limited warranty
  - http://www.outbackpower.com/downloads/warranty_and_safety/900-0142-10-00_REV_C_PART.pdf

- **SOLAR WORLD** PV Modules **(EV ARC™ 2 & 3)**
  25-year linear warranty with a maximum performance degradation of 0.7%/yr in course of 25 years.
  - http://www.solarworld-usa.com/technical-downloads/warranties-certifications

- **SUNPOWER** PV Modules **(EV ARC™ 4)**
  25-year warranty with a maximum performance degradation of 0.25%/yr in course of 25 years.
  - http://us.sunpower.com/sites/sunpower/files/media-library/data-sheets/ds-x21-series-335-345-residential-solar-panels-datasheet.pdf

- Envision ARC™ Power Storage
  2-year warranty. Expected lifespan 5000 cycles. Lithium ion.

- Wireless Communications – 3-year product warranty

- EnvisionTrak™ Slew Drives – 1-year limited warranty (non-transferable; we assume this under our product warranty)

- EnvisionTrak™ Motors – 1-year limited warranty

- EnvisionTrak™ Tracking Controls – 1-year limited warranty

- EnvisionTrak™ Lighting – 1-year limited warranty

- DC-DC Converter – 2-year limited warranty

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 4/9/2015

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER [redacted]	CONTACT NAME: Certificate Department PHONE (A/C, No, Ext): 619-234-6848 · FAX (A/C, No): [redacted]-234-8601 E-MAIL ADDRESS: certificates@cavignac.com
INSURED Envision Solar International, Inc. 9270 Trade Place San Diego, CA 92126 United States	

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : [redacted]	[redacted]
INSURER B : [redacted]	35076
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

COVERAGES **CERTIFICATE NUMBER:** 312454 **REVISION NUMBER:** 312458

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	**GENERAL LIABILITY** X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR X Cross Liab/Sev of Int. GEN'L AGGREGATE LIMIT APPLIES PER: POLICY X PRO-JECT LOC	X		G2743163A002	3/24/2015	3/24/2016	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
A	**AUTOMOBILE LIABILITY** ANY AUTO ALL OWNED AUTOS · SCHEDULED AUTOS X HIRED AUTOS · X NON-OWNED AUTOS	X		G2743163A002	3/24/2015	3/24/2016	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB OCCUR **EXCESS LIAB** CLAIMS-MADE DED RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
B	**WORKERS COMPENSATION AND EMPLOYERS' LIABILITY** Y / N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? **(Mandatory in NH)** If yes, describe under DESCRIPTION OF OPERATIONS below	N / A		909329315	3/24/2015	3/24/2016	X WC STATU-TORY LIMITS · OTH-ER	
							E.L. EACH ACCIDENT	$ 1,000,000
							E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

Re: The Embarcadero and Green parking lot. Additional Insured coverage applies to General and Automobile Liability for City and County of San Francisco, and the San Francisco Port Commission and their officers, directors, agents and employees, Priority Parking CA-LLC and their officers, directors, agents, and employees per policy form.

CERTIFICATE HOLDER	CANCELLATION
City and County of San Francisco Pier 1, The Embarcadero San Francisco, CA 94111 United States	**SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.** AUTHORIZED REPRESENTATIVE Jeffrey W. Cavignac

Out-of-Stock Remedy Description

We employ just-in-time manufacturing (colloquially referred to as JIT production systems), actual orders dictate what should be manufactured, so that the exact quantity is produced at the exact time that is required.

Just-in-time manufacturing for us goes hand in hand with concepts such as Kanban, continuous improvement and total quality management (TQM).

.

EV ARC™

Electric **V**ehicle
Autonomous **R**enewable **C**harger

State of California
Department of General Services



Solar Powered EV Charging



Transportable
2.0 / 6116.3098



Fits into a standard parking spot

2.0/ 6116.3098

…that is moved like a boat and fits in a standard parking space

What is a patent pending EV ARC™ ?

Satisfies all 6116-3098 P.1 - 2.0 requirements


© ENVISIONSOLAR 2014 EV ARC™3.3 CONCEPT (PATENT PENDING)

d Patented Tracking

2.5 up to 4.1 kW Solar Array e

Solar Support Structure

60" outdoor media screen

g Electrical Cabinet batteries/electronics

Optional seating

h Your choice:

One (1) J1772 Plug - L2 (240v)
Two (2) J1772 Plugs - L1 (120v)
or Three (3) 120v wall outlets

a Ballast and Traction Pad

Optional 120v and USB charger outlet

ENVISION SOLAR

EV ARC™ Ready to Operate

✓NO civil engineering
✓NO permitting
✓NO construction
✓NO foundation
✓NO trenching
✓NO electrical circuit
✓NO transformer/switchgear upgrades
✓NO meter
✓NO interconnect agreements
✓NO utility bills
✓NO carbon footprint

✓SAVE money
✓MAKE money



Delivered to your site ready to charge in just minutes!

Key Differentiators

A first of its kind

Transportable Solar (*tracking*) EV Charging Station

- 100% clean energy, off grid and ballasted system
- No site acquisition, no civil engineering and no construction involved
- Just drag, drop and charge - deploys in minutes
- EnvisionTrak™ - Exclusive patented sun tracking technology
- Will support any quality EVSE charger (networked or non-networked)
- Very scalable
- Highly customizable
- Iconic & brandable – may generate Advertising revenue via outdoor digital display
- Real time data - web based reporting
- Made in USA (Manufactured in San Diego, California)



ENVISION SOLAR

EV ARC™ Models

Available Models :

- ❑ **EV ARC™ 4** - 4.1 kW DC - 12 PV panels
- ❑ **EV ARC™ 3** - 3.3 kW DC - 12 PV panels
- ❑ **EV ARC™ 2** - 2.5 kW DC - 9 PV panels

Your choice of 1 of 3 Charging Configurations:

- ❑ One (1) Level-2 (240v) plug (networkable)
- ❑ Two (2) Level-1 (120v) plugs (networkable)
- ❑ Three (3) Wall outlets (non-networkable)



PV MODULE (TYP.)
TILTED UP
PURLIN
UPPER COLUMN
TILTED DOWN
CANOPY BEAM
SQUARE TUBE
GUSSET PLATE
EV CHARGER POST
ENVISIONTRAK™
LOWER COLUMN
ELECTRICAL ENCLOSURE
EV-ARC™ BASE
CONVEYOR RUBBER BENEATH BASE
ELEVATION
PRELIMINARY

Standard Features:

❑ **24 kWhrs ARC™ battery storage** so that you can charge when the sun is not shining. It'll come in really handy when the utility power is out too. If you need more energy storage well add another 5kWhs for you.

❑ **Truss integrated efficient LED lighting**. This beautiful lighting feature will bathe your EV ARC™ in highly visible and attractive lighting. Great for safety and for adding a beautiful nighttime feature to your lot.

❑ **EnvisionTrak™** - our exclusive and patented sun tracking technology. We want to get all the power we can out of your parking space. EnvisionTrak™ generates up to 25% more than a fixed array. And people will get a kick out of the fact that the array moves during the day – it's slow but it's always moving.

❑ **Wireless Telemetry** allows us to be sure that your unit is performing optimally and, if you like, it let's you see how the unit is being used and how much value it's delivering. There is a small monthly data charge but we think you'll like staying in touch with your EV ARC™.

ENVISION SOLAR

EV ARCs™ just work

Transportable
2.0 / 6116.3098



2.0 /6116-3098
2.1 / i.



2.0 /6116-3098
2.1 /b.

- ❑ Fits in a standard 9'x18' parking space
- ❑ Installed in minutes
- ❑ Starts charging right away
- ❑ ADA compliant
- ❑ Won't reduce your parking
- ❑ Mobile asset
- ❑ People and environment friendly

To watch video go to:
https://envisionsolar.egnyte.com/dl/WOASb2wXuo

ENVISION SOLAR

EnvisionTrak™

Exclusive and Patented Sun-Tracking Technology

GSOP S5-PIN
pp.6 item #30

Increases solar electric generation by 18% to 25% over conventional fixed solar arrays





EnvisionTrak™ is specifically designed for parking environments. Tracking array avoids drive aisle obstructions by maintaining lineal alignment over parking area.

EV ARC™ will find the sun matter how it's deployed. It doesn't require a southern azimuth orientation.

EnvisionTrak™ has been described as the "most reliable, most robust and most cost effective tracking technology in the industry."

Sempra Energy / San Diego Gas and Electric

* All dimensions, cost capacity and production numbers are approximate. Please ask about discounts for volume.

ENVISION SOLAR

Real Time Data - Web Based Solution

GSOP S5-PIN
pp.6 item #30

Standard Feature:
The EV ARCs™ come standard with a wireless* system which provides real time reporting on:

- ❑ state of batteries
- ❑ state of PV charging
- ❑ amount of discharging
- ❑ gallons of gas saved
- ❑ pounds of CO2 avoided



OPTICS RE
EV ARC 008
77°F, 25°C
Sunny
DASHBOARD
DEVICE MAP
EVENT HISTORY
POWER FLOW
TOTAL ENERGY
SOLAR
0.1
kW
Right Now, You are
PRODUCING
Solar 0.1kW
Load 0kW
11.3 kWh
0.88 gallons of gas saved
17 lbs of CO2 avoided
Power an CFL light bulb for 1 months
Solar
Battery
3 Jan
4 Jan
5 Jan

Optional Features:
EV ARC™ can also provide the following data as an added option without a networked charger:

- ❑ length of charge
- ❑ time of charge
- ❑ kWh taken etc.

(*) Data connection not included, averages $20 a month

EV ARC™ - CO2 Emissions Reduction Data

Transportation accounts for 40% of US Greenhouse Gas Emissions. The generation of electricity accounts for another 30%. EV ARC™ displaces gasoline and grid powered electricity so every time you use an EV ARC™ you are doing your bit to reduce 70% of our GHGs.



41
Tamiami Trail
EXIT 3/4 MILE
Flagler St.
1/4 MILE
EXIT ONLY

The table below shows what an EV ARC™ can do to make the environment better.

EV ARC™ Potential CO2 Reductions*

Average US fuel Economy	23.6	mpg
Gasoline CO2 Emiisions Reductions	0.0089	metric tons/gallon
US Utility Grid Emissions Reductions	0.00068	metric tons/kw/h

EV ARC™ Model	miles/day	miles/year	gasoline displaced (gallons)	Co2 Emmissions Displaced over gasoline (metric tons)	Co2 Emmissions Displaced over grid (metric tons)
25	90	32850	1392	12.4	0.95
33	120	43800	1856	16.5	1.26
41	150	54750	2320	20.6	1.58

*Based on ideal conditons for the EV ARC™

ENVISION SOLAR

EV ARC™ - Applications

EV ARC™ delivers a rich set of applications which are not restricted to charging EVs. Electric bicycles and scooters are growing in popularity at an even faster rate than EVs are. Emergency power in times of grid failure might save a life one day and our advertising platforms are the most exciting thing to happen to advertising since the advent of the Internet. Below are some use cases – your EV ARC™ delivers value, however it is intended.



4355

Ride Sharing Station
eScooters, golf carts

Parklet Amenity
bench seating, USB and 120V outlets





E bicycles
the perfect way to get around your campus or city

EV Charging
Workplace, Public or Standalone





Disaster Preparedness
Renewable Solar Power Generating Station

DOOH
Media, Outdoor Branding and Educational Platform



We ship EV ARC™ configured for your needs and we'll bundle Scooters or e Bikes to as part of the package. Call us to learn more

EV ARC™ - Distributed Generation

Because all EV ARC™ models store sunlight so that they can work day and night, they are also the perfect tertiary source of emergency backup power whenever you need it.

No generator to fuel, no services, no oil changes, no pollution. Just the most reliable source of energy available today. It will be there when you need it.



EV ARC™ energy storage unit expanded 5 kWh to 30 kWh





On board battery storage
6116.3098 2.1/g

EV ARC™ - Disaster Preparedness Resource

EV ARC™ = Energy Security

- Hurricanes
  - Sandy, October 22, 2012
  - Katrina, August 23, 2005
- Earthquakes and other disasters
  - Fukushima Daiichi, Japan, March 11, 2011
  - Northridge, January 17, 1994
- Terrorism
  - Metcalf Substation, Palo Alto April 16, 2013










PG&E METCALF TRANSMISSION SUBSTATION
METCALF ENERGY CENTER
Metcalf Road
Monterey Road
S. Valley Freeway
Coyote Ranch Road
Malech Road
CALIFORNIA
San Francisco
San Jose
DETAIL
20 miles

Your EV ARC™ will generate and store energy every day for you to use in whatever way suits you. Now that's energy security!

ENVISION SOLAR

Envision Solar - Trusted by

UNITED STATES NAVY

DELL

AXION POWER INTERNATIONAL INC.

Google

FIAT

KOHL'S

NREL
NATIONAL RENEWABLE ENERGY LABORATORY

KYOCERA

Cadillac

INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS

UNIVERSITY OF CALIFORNIA SAN DIEGO

GM

Johnson & Johnson

Johnson Controls

BMW

Genentech
A Member of the Roche Group

SDGE
A Sempra Energy utility®

McDonald's

ENVISION SOLAR

Take advantage of the tax credits and other generous incentives available today before they run out in 2017!

David Greenfader
Tel. 310.961.4669
david.greenfader@envisionsolar.com

Envision Solar International • 866.746.0514
www.envisionsolar.com